SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2013

USMD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35639	27-2866866
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6333 North State Highway, Suite 200

Irving, Texas 75038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 493-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On June 7, 2013, USMD Holdings, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders voted upon four proposals. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2013 (the “Proxy Statement”).

(b) A brief description of the proposal and the final results of the votes for each proposal are set forth below. As of the record date for the Annual Meeting, holders of a total of 10,080,511 shares of outstanding common stock were entitled to vote on the proposals.

Proposal 1: The Company’s stockholders elected all eleven director nominees to serve as members of the Company’s board of directors until the Company’s 2014 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified.

Nominee for Director	For	Withheld	Broker Non-Votes
John M. House, M.D.	8,935,608	20,979	194,336
Steven Brock, M.D.	8,921,165	35,422	194,336
Darcie Bundy	8,923,829	32,758	194,336
Breaux Castleman	8,924,312	32,275	194,336
M. Patrick Collini, M.D.	8,935,608	20,979	194,336
Charles Cook, M.D.	8,938,372	18,215	194,336
Russell Dickey, M.D.	8,921,165	35,422	194,336
Gary Rudin	8,921,648	34,939	194,336
James Saalfield, M.D.	8,935,608	20,979	194,336
Paul Thompson, M.D.	8,921,869	34,718	194,336
Khang Tran, M.D.	8,921,165	35,422	194,336

Proposal 2: The Company’s stockholders ratified the appointment of Grant Thornton, L.L.P. as the independent auditor of the Company for the fiscal year ending December 31, 2013.

For	Against	Abstain
9,108,006	23,216	38,673

Proposal 3: The Company’s stockholders approved, through an advisory, non-binding vote, the executive compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
8,936,602	14,104	5,881	194,336

Proposal 4: The Company’s stockholders determined, through an advisory, non-binding vote, that the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers should be every three years.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
44,056	440	8,891,884	20,207	194,336

(d) In light of the stockholder vote at the Annual Meeting on Proposal 4 as reported above, the Company’s Board of Directors has determined that the Company will include a non-binding, advisory vote in its proxy materials to approve the compensation of its named executive officers as disclosed in such proxy materials every three years year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USMD HOLDINGS, INC.

Date: June 20, 2013	By:	/s/ Greg Cardenas
Greg Cardenas
Executive Vice President, Secretary and General Counsel